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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         Each of the undersigned members of the Board of Managers of Lake Area Ethanol, LLC, whose signature appears below hereby constitutes and appoints Ronald C. Alverson, such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such person and in such name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Lake Area Ethanol, LLC and any or all amendments (including post-effective amendments) to such Registration Statement (or to any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on June 20, 2001.


/s/ Todd. M. Brown                               /s/ Dale L. Thompson
------------------                               --------------------
Todd M. Brown, Manager                           Dale L. Thompson, Manager


/s/ Dale A. Bunkers                              /s/ Douglas L. Van Duyn
-------------------                              -----------------------
Dale A. Bunkers, Manager                         Douglas L. Van Duyn, Manager


/s/ Roger L. Orton                                /s/ Gregory Van Zanten
------------------                               -----------------------
Roger L. Orton, Chief Financial Officer          Gregory Van Zanten, Manager
and Manager


/s/ Doyle C. Paul                                /s/ Brian P. Woldt
-----------------                                ------------------
Doyle C. Paul, Manager                           Brian D. Woldt, Manager


/s/ Dale I. Schut                                Thomas H. Wolf
-----------------                                --------------
Dale I. Schut, Manager                           Thomas H. Wolf, Manager


/s/ John T. Silvernail
----------------------
John T. Silvernail, Manager